UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 23, 2024

HYCROFT MINING HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 3030 Winnemucca, Nevada	89446
(Address of Principal Executive Offices)	(Zip Code)

(775) 304-0260
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCW	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2024, Hycroft Mining Holding Corporation (the “Company”) held its 2024 virtual annual meeting of stockholders (the “Annual Meeting”), to vote on the following matters:

1. Election of Directors

Each of the following seven nominees was elected to serve on the Company’s Board of Directors, in accordance with the voting results listed below, to serve until the Company’s 2025 annual meeting of stockholders or until their successor is elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Diane R. Garrett	6,974,370	208,604	63,873	5,322,042
Sean D. Goodman	6,896,080	242,476	108,291	5,322,042
Michael J. Harrison	6,912,714	222,169	111,964	5,322,042
Stephen A. Lang	6,919,703	215,155	111,989	5,322,042
David C. Naccarati	6,932,727	220,875	93,245	5,322,042
Thomas Weng	6,894,153	230,653	122,041	5,322,042
Marni Wieshofer	6,926,315	218,156	102,376	5,322,042

2. Ratification of Auditors

Stockholders voted to ratify the Audit Committee’s appointment of Moss Adams LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
12,029,039	383,673	156,177	-

3. Non-binding Advisory Vote On Named Executive Compensation (Say-on-Pay)

Stockholders voted to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
6,524,716	558,503	163,628	5,322,042

4. Non-binding Advisory Vote on Frequency of Future Non-Binding Advisory Votes to Approve the Compensation of Named Executive Officers

Stockholders voted to approve, on a non-binding advisory basis, that future non-binding advisory votes on the compensation of the Company’s named executive officers be held every three years, in accordance with the voting results listed below.

Three Years	Two Years	One Year	Abstain	Broker Non-Votes
6,035,007	110,141	919,392	182,307	5,322,042

5. Approval of the Amendment and Restatement of the HYMC 2020 Performance and Incentive Pay Plan

Stockholders voted to approve the amendment and restatement of the HYMC 2020 Performance and Incentive Pay Plan to increase the number of authorized shares of the Company’s Class A common stock, par value $0.0001 per share, available for issuance by 900,000 shares, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
6,321,307	838,367	87,173	5,322,042

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2024	Hycroft Mining Holding Corporation

	By:	/s/ Rebecca A. Jennings
Rebecca A. Jennings Senior Vice President and General Counsel